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                                  EXHIBIT 10.3
           EMPLOYMENT AGREEMENT BETWEEN GRAND CENTRAL FINANCIAL CORP.
                              AND DANIEL F. GALEOTI



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                                  EXHIBIT 10.3

         Mr. Galeoti's Employment Agreement is the same as the Employment Agreement in Exhibit 10.1, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Daniel F. Galeoti; (ii) the signatory for the Company, which is William R. Williams; (iii) the position in
Section 1, which is Vice President of Mortgage Operations; and (iv) the amount of the base salary in Section 3(a), which is $81,130.